EXHIBIT 10.2

September 27, 2011

COFFEE HOLDING CO., INC.
SUBSCRIPTION AGREEMENT

Coffee Holding Co., Inc.
3475 Victory Boulevard
Staten Island, New York 10314

Ladies and Gentlemen:

The undersigned (the “Investor”) hereby confirms its agreement with Coffee Holding Co., Inc., a Nevada corporation (the “Company”), and the Selling Stockholders listed on the signature page hereto (the “Selling Stockholders”), as follows:

1. This Subscription Agreement, including the Terms and Conditions for Purchase of Securities attached hereto as Annex I (collectively, this “Agreement”) is made as of the date set forth below among the Company, the Selling Stockholders and the Investor.

2. The Company has authorized (a) the sale and issuance by the Company to certain investors of up to 890,000 units (the “Units”), subject to adjustment by the Company’s Board of Directors or a committee thereof, with each Unit consisting of: (i) one share (the “Company Shares”) of its common stock, par value $0.001 per share (the “Common Stock”) and (ii) three tenths (3/10th) of a warrant to purchase one share of Common Stock at an exercise price of $13.59 per share (the “Warrants”) in the form attached hereto as Exhibit A, for a purchase price of $10.40 per Unit (the “Unit Purchase Price ”) and (ii) the sale by the Selling Stockholders to certain investors of up to 200,000 shares of Common Stock (the “Selling Stockholder Shares” and together with the “Company Shares”, the “Shares”), subject to adjustment by the Company’s Board of Directors or a committee thereof, for a purchase price of $9.92 per Selling Stockholder Share (the “Selling Stockholder Share Purchase Price” and together with the Unit Purchase Price, the “Purchase Price”).  The Units will not be issued or certificated and will not trade on any exchange or be listed for quotation on any market.  The Company Shares and Warrants are immediately separable and will be issued separately.  The shares of Common Stock issuable upon exercise of the Warrants are referred to herein as the “Warrant Shares” and, together with the Units, the Shares and the Warrants, are referred to herein as the “Securities”).

3. The offering and sale of the Securities (the “Offering”) are being made pursuant to: (a) an effective Registration Statement on Form S-3, No. 333-176412 (the “Registration Statement”) filed by the Company with the Securities and Exchange Commission (the “Commission”), including the Prospectus contained therein (the “Base Prospectus”), (b) if applicable, certain “free writing prospectuses” (as that term is defined in Rule 405 under the Securities Act of 1933, as amended (the “Act”)), that have been or will be filed, if required, with the Commission and delivered to the Investor on or prior to the date hereof (the “Issuer Free Writing Prospectus”), containing certain supplemental information regarding the Shares, the terms of the Offering and the Company and (c) a Prospectus Supplement relating to (i) the sale of the Units, the Company Shares and the Warrants (the “Company Prospectus Supplement”) and, together with the Base Prospectus, the “Company Prospectus”) and (ii) the sale of the Selling Stockholder Shares (the “Selling Stockholder Prospectus Supplement” and together with the Company Prospectus Supplement, the “Prospectus Supplements”) and, together with the Base Prospectus, the “Selling Stockholder Prospectus” and together with the Company Prospectus, the “Prospectuses”) containing certain supplemental information regarding the Securities and terms of the Offering that will be filed with the Commission and delivered to the Investor (or made available to the Investor by the filing by the Company of an electronic version thereof with the Commission).

4. (a) The Company and the Investor agree that the Investor will purchase from the Company and the Company will issue and sell to the Investor the Units set forth below for the aggregate purchase price set forth below.  The Units shall be purchased pursuant to the Terms and Conditions for Purchase of Securities attached hereto as Annex I and incorporated herein by this reference as if fully set forth herein.

(b)  The Selling Stockholders and the Investor agree that the Investor will purchase from the Selling Stockholders and Selling Stockholders will sell to the Investor the Selling Stockholder Shares set forth below for the aggregate purchase price set forth below.  The Selling Stockholder Shares shall be purchased pursuant to the Terms and Conditions for Purchase of Securities attached hereto as Annex I and incorporated herein by this reference as if fully set forth herein.

(c)           The Investor acknowledges that the Offering is not being underwritten by Roth Capital Partners, LLC and Maxim Group LLC, the placement agents for the Offering (the “Placement Agents”), and that there is no minimum offering amount.

5. The manner of settlement of the Shares purchased by the Investor shall be determined by such Investor as follows (check one):

[     ]           A.           Delivery by crediting the account of the Investor’s prime broker (as specified by such Investor on Exhibit A annexed hereto) with the Depository Trust Company (“DTC”) through its Deposit/Withdrawal At Custodian (“DWAC”) system, whereby Investor’s prime broker shall initiate a DWAC transaction on the Closing Date (as defined on Annex I hereto) using its DTC participant identification number, and released by Direct Transfer LLC, the Company’s transfer agent (the “Transfer Agent”), at the Company’s direction.  NO LATER THAN ONE (1) BUSINESS DAY AFTER THE EXECUTION OF THIS AGREEMENT BY THE INVESTOR, THE SELLING STOCKHOLDERS AND THE COMPANY, THE INVESTOR SHALL:

(I)           DIRECT THE BROKER-DEALER AT WHICH THE ACCOUNT OR ACCOUNTS TO BE CREDITED WITH THE SHARES ARE MAINTAINED TO SET UP A DWAC INSTRUCTING THE TRANSFER AGENT TO CREDIT SUCH ACCOUNT OR ACCOUNTS WITH THE SHARES, AND

(II) REMIT BY WIRE TRANSFER THE AMOUNT OF FUNDS EQUAL TO THE AGGREGATE PURCHASE PRICE FOR THE UNITS AND THE SELLING STOCKHOLDER SHARES BEING PURCHASED BY THE INVESTOR TO THE FOLLOWING ACCOUNT:

[Account information to be provided under separate cover]

-- OR --

[     ]           B.           Delivery versus payment (“DVP”) through DTC (i.e., on the Closing  Date, the Company shall deliver the Shares and the Selling Stockholders will deliver the Selling Stockholder Shares registered in the Investor’s name and address as set forth below and released by the Transfer Agent to the Investor through DTC at the Closing directly to the account(s) at the Placement Agents identified by the Investor; upon receipt of such Shares, the Placement Agents shall promptly electronically deliver such Shares to the Investor, and simultaneously therewith payment shall be made by the Placement Agents by wire transfer to the Company).  NO LATER THAN ONE (1) BUSINESS DAY AFTER THE EXECUTION OF THIS AGREEMENT BY THE INVESTOR, THE SELLING STOCKHOLDERS AND THE COMPANY, THE INVESTOR SHALL:

(I) NOTIFY THE PLACEMENT AGENTS OF THE ACCOUNT OR ACCOUNTS AT THE PLACEMENT AGENTS TO BE CREDITED WITH THE SHARES BEING PURCHASED BY SUCH INVESTOR, AND

(II) CONFIRM THAT THE ACCOUNT OR ACCOUNTS AT THE PLACEMENT AGENTS TO BE CREDITED WITH THE SHARES BEING PURCHASED BY THE INVESTOR HAVE A MINIMUM BALANCE EQUAL TO THE AGGREGATE PURCHASE PRICE FOR THE SECURITIES BEING PURCHASED BY THE INVESTOR.

IT IS THE INVESTOR’S RESPONSIBILITY TO: (A) MAKE THE NECESSARY WIRE TRANSFER OR CONFIRM THE PROPER ACCOUNT BALANCE IN A TIMELY MANNER AND (B) ARRANGE FOR SETTLEMENT BY WAY OF DWAC OR DVP IN A TIMELY MANNER.

IF THE INVESTOR DOES NOT DELIVER THE AGGREGATE PURCHASE PRICE FOR THE SECURITIES OR DOES NOT MAKE PROPER ARRANGEMENTS FOR SETTLEMENT IN A TIMELY MANNER, THE SHARES AND WARRANTS MAY NOT BE DELIVERED AT CLOSING TO THE INVESTOR OR THE INVESTOR MAY BE EXCLUDED FROM THE CLOSING ALTOGETHER, AT THE COMPANY’S DISCRETION .

6. The executed Warrant shall be delivered to the Investor by mail to the address set forth on the signature page of this Subscription Agreement.

7. The Investor represents that, except as set forth below: (a) it has had no position, office or other material relationship within the past three years with the Company or persons known to it to be affiliates of the Company, (b) it is not a member of the Financial Industry Regulatory Authority, Inc. or an Associated Person (as such term is defined under the NASD Membership and Registration Rules Section 1011) as of the Closing, and (c) neither the Investor nor any group of Investors (as identified in a public filing made with the Commission) of which the Investor is a part in connection with the Offering of the Securities, acquired, or obtained the right to acquire, 20% or more of the Common Stock (or securities convertible into or exercisable for Common Stock) or the voting power of the Company on a post-transaction basis.

Exceptions:

(Please provide a listing of exceptions to the foregoing representations.  If no exceptions, write “none.”  If left blank, response will be deemed to be “none.”)

8. The Investor represents that it has received (or otherwise had made available to it by the filing by the Company of an electronic version thereof with the Commission) the Base Prospectus which is a part of the Company’s Registration Statement, the documents incorporated by reference therein and any free writing prospectus (collectively, the “Disclosure Package”), prior to or in connection with the receipt of this Agreement.  The Investor acknowledges that, prior to the delivery of this Agreement to the Company, the Investor will receive certain additional information regarding the Offering, including pricing information (the “Offering Information”).  Such information may be provided to the Investor by any means permitted under the Act, including the Prospectus Supplements, a free writing prospectus and oral communications.

9. No offer by the Investor to buy the Securities will be accepted and no part of the Purchase Price will be delivered to the Company until the Investor has received the Offering Information and the Company has accepted such offer by countersigning a copy of this Agreement, and any such offer may be withdrawn or revoked, without obligation or commitment of any kind, at any time prior to the Company (or Placement Agents on behalf of the Company) sending (orally, in writing or by electronic mail) notice of its acceptance of such offer.  An indication of interest will involve no obligation or commitment of any kind until the Investor has been delivered the Offering Information and this Agreement is accepted and countersigned by or on behalf of the Company.  The Investor understands and agrees that the Company, in its sole discretion, reserves the right to accept or reject this subscription for Securities, in whole or in part.

10. The Company acknowledges that the only material, non-public information relating to the Company it has provided to the Investor in connection with the Offering prior to the date hereof is the existence of the Offering.

Number of Units:  _________, comprised of _________ shares and warrants to purchase ______ shares
Purchase Price Per Unit: $10.40
Aggregate Purchase Price: $_________

Number of Selling Stockholder Shares:
Purchase Price Per Share: $9.92
Aggregate Purchase Price: $_________

Please confirm that the foregoing correctly sets forth the agreement between us by signing in the space provided below for that purpose.

INVESTOR: CAPITAL VENTURES INTERNATIONAL BY HEIGHTS CAPITAL MANAGEMENT, ITS AUTHORIZED AGENT

Date: September 27, 2011	By:	/s/ Joshua Silverman
Name: Joshua Silverman
Title: Managing Partner

Agreed and Accepted this 27th day of September, 2011:

INVESTOR: IROQUOIS MASTER FUND LTD.

By:	/s/ Martin Kobinger
Name: Martin Kobinger
Title: Investment Manager

COMPANY: COFFEE HOLDING CO., INC.

By:	/s/ Andrew Gordon
Name: Andrew Gordon
Title: President and Chief Executive Officer

SELLING STOCKHOLDERS: A GORDON FAMILY VENTURES LLC

By:	/s/ Andrew Gordon
Name: Andrew Gordon
Title: Trustee

100,000 Shares

/s/ David Gordon
David Gordon

ANNEX I

TERMS AND CONDITIONS FOR PURCHASE OF SECURITIES

Capitalized terms used but not defined on this Annex I shall have the meanings ascribed to such terms in the Subscription Agreement to which this Annex is attached.

1. Authorization and Sale of the Securities.  Subject to the terms and conditions of this Agreement, the Company has authorized the sale of the Securities.

2. Agreement to Sell and Purchase the Securities; Placement Agents.

2.1 At the Closing (as defined in Section 3.1), (i) the Company will sell to the Investor, and the Investor will purchase from the Company, upon the terms and conditions set forth herein, the number of Units set forth on the last page of the Agreement to which these Terms and Conditions for Purchase of Securities are attached as Annex I (the “Signature Page”) for the aggregate purchase price therefor set forth on the Signature Page and (ii) the Selling Stockholders will sell to the Investor, and the Investor will purchase from the Selling Stockholders, upon the terms and conditions set forth herein, the number of Selling Stockholder Shares set forth on the Signature Page for the aggregate purchase price therefor set forth on the Signature Page.

2.2 The Company and the Selling Stockholders propose to enter into substantially this same form of Subscription Agreement with certain other investors (the “Other Investors”) and expects to complete sales of Units and Selling Stockholder Shares to them.  The Investor and the Other Investors are hereinafter sometimes collectively referred to as the “Investors,” and this Agreement and the Subscription Agreements executed by the Other Investors are hereinafter sometimes collectively referred to as the “Agreements.”

2.3 Investor acknowledges that the Company has agreed to pay Roth Capital Partners, LLC and Maxim Group LLC (the “Placement Agents”) and certain other participants a fee in respect of the sale of Securities to the Investor.

2.4 The Company has entered into a Placement Agency Agreement, dated
September 27, 2011 (the “Placement Agreement”), with the Placement Agents that contains certain representations, warranties, covenants and agreements of the Company and the Selling Stockholders, each of which may be relied upon by the Investor as if fully set forth herein.  It is specifically agreed that Investor shall be a third party beneficiary of all such representations, warranties, covenants and agreements of the Company.

3. Closing and Delivery of the Securities and Funds.

3.1           Closing.  The completion of the purchase and sale of the Securities (the “Closing”) shall occur at a place and time (the “Closing Date”) to be specified by the Company and the Placement Agents, and of which the Investors will be notified in advance by the Placement Agents, in accordance with Rule 15c6-1 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).  At the Closing, (a) the Company and the Selling Stockholders, as the case may be, shall cause the Transfer Agent to deliver to the Investor the number of Shares set forth on the Signature Page registered in the name of the Investor or, if so indicated on the Investor Questionnaire attached hereto as Exhibit A, in the name of a nominee designated by the Investor, (b) the Company shall cause to be delivered to the Investor a Warrant to purchase a number of whole Warrant Shares set forth on the signature page rounding down to the nearest whole number and (c)  the aggregate purchase price for the Securities being purchased by the Investor will be delivered by or on behalf of the Investor to the Company and the Selling Stockholder, as the case may be.

3.2           Conditions to the Obligations of the Parties.

(a)           Conditions to the Company’s Obligations.  The Company’s obligation to issue and sell the Units to the Investor shall be subject to: (i) the receipt by the Company of the purchase price for the Units being purchased hereunder as set forth on the Signature Page and (ii) the accuracy of the representations and warranties made by the Investor and the fulfillment of those undertakings of the Investor to be fulfilled prior to the Closing Date.

(b)           Conditions to the Selling Stockholders’ Obligations.  Each Selling Stockholder’s obligation to issue and sell such Selling Stockholder Shares to the Investor shall be subject to: (i) the receipt by such Selling Stockholders of the purchase price for the Selling Stockholder Shares being purchased hereunder as set forth on the Signature Page and (ii) the accuracy of the representations and warranties made by the Investor and the fulfillment of those undertakings of the Investor to be fulfilled prior to the Closing Date.

(c)           Conditions to the Investor’s Obligations.  The Investor’s obligation to purchase the Units and the Selling Stockholder Shares will be subject to the accuracy of the representations and warranties made by the Company and the Selling Stockholders and the fulfillment of those undertakings of the Company and the Selling Stockholders to be fulfilled prior to the Closing Date, including without limitation, those contained in the Placement Agreement, and to the condition that the Placement Agents shall not have: (i) terminated the Placement Agreement pursuant to the terms thereof or (ii) determined that the conditions to the closing in the Placement Agreement have not been satisfied.  The Investor’s obligations are expressly not conditioned on the purchase by any or all of the Other Investors of the Units and the Selling Stockholder Shares that they have agreed to purchase from the Company.  The Investor understands and agrees that, in the event that the Placement Agents in their sole discretion determines that the conditions to closing in the Placement Agreement have not been satisfied or if the Placement Agreement may be terminated for any other reason permitted by the Placement Agreement, then the Placement Agents may, but shall not be obligated to, terminate the Placement Agreement, which shall have the effect of terminating this Subscription Agreement pursuant to Section 14 below.

3.3           Delivery of Funds.

(a)             DWAC Delivery.  If the Investor elects to settle the Securities purchased by such Investor through DTC’s Deposit/Withdrawal at Custodian (“DWAC”) delivery system, no later than one (1) business day after the execution of this Agreement by the Investor, the Company and the Selling Stockholders, the Investor shall remit to (i) the Company by wire transfer the amount of funds equal to the aggregate purchase price for the Units being purchased by the Investor and (ii) the Selling Stockholders by wire transfer the amount of funds equal to the aggregate purchase price for the Selling Stockholder Shares being purchased by the Investor, in each case to the following accounts:

[Account information to be provided under separate cover]

The Investor acknowledges and agrees that no minimum amount is required to be raised in order for the Company, the Selling Stockholders and the Placement Agents to close the Offering.

(b)           Delivery Versus Payment through The Depository Trust Company.  If the Investor elects to settle the Securities purchased by such Investor by delivery versus payment through DTC, no later than one (1) business day after the execution of this Agreement by the Investor, the Company and the Selling Stockholders, the Investor shall confirm that the account or accounts at the Placement Agents to be credited with the Shares being purchased by the Investor have a minimum balance equal to the aggregate purchase price for the Units being purchased by the Investor.

3.4           Delivery of Shares.  The Securities shall be delivered as set forth in Sections 5 and 6 of the Agreement.

4. Representations, Warranties and Covenants of the Investor.

The Investor acknowledges, represents and warrants to, and agrees with, the Company, the Selling Stockholders and the Placement Agents that:

4.1           The Investor: (a) is knowledgeable, sophisticated and experienced in making, and is qualified to make decisions with respect to, investments in shares presenting an investment decision like that involved in the purchase of the Securities, including investments in securities issued by the Company and investments in comparable companies, (b) has answered all questions on the Signature Page and the Investor Questionnaire and the answers thereto are true and correct as of the date hereof and will be true and correct as of the Closing Date and (c) in connection with its decision to purchase the number of Units and Selling Stockholder Shares set forth on the Signature Page, has received and is relying only upon the Disclosure Package and the documents incorporated by reference therein and the Offering Information.

4.2           (a)  No action has been or will be taken in any jurisdiction outside the United States by the Company or the Placement Agents that would permit an offering of the Securities, or possession or distribution of offering materials in connection with the issue of the Securities in any jurisdiction outside the United States where action for that purpose is required, (b) if the Investor is outside the United States, it will comply with all applicable laws and regulations in each foreign jurisdiction in which it purchases, offers, sells or delivers Securities or has in its possession or distributes any offering material, in all cases at its own expense and (c) the Placement Agents are not authorized to make and has not made any representation, disclosure or use of any information in connection with the issue, placement, purchase and sale of the Securities, except as set forth or incorporated by reference in the Disclosure Package or the Prospectus Supplements or any free writing prospectus.

4.3           (a)  The Investor has full right, power, authority and capacity to enter into this Agreement and to consummate the transactions contemplated hereby and has taken all necessary action to authorize the execution, delivery and performance of this Agreement, and (b) this Agreement constitutes a valid and binding obligation of the Investor enforceable against the Investor in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ and contracting parties’ rights generally and except as enforceability may be subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law) and except as to the enforceability of any rights to indemnification or contribution that may be violative of the public policy underlying any law, rule or regulation (including any federal or state securities law, rule or regulation).

4.4           The Investor understands that nothing in this Agreement, the Prospectuses, the Disclosure Package, the Offering Information or any other materials presented to the Investor in connection with the purchase and sale of the Securities constitutes legal, tax or investment advice. The Investor has consulted such legal, tax and investment advisors and made such investigation as it, in its sole discretion, has deemed necessary or appropriate in connection with its purchase of Securities.

4.5           Since the date on which the Placement Agents first contacted the Investor about the Offering, the Investor has not disclosed any information regarding the Offering to any third parties (other than its legal, accounting and other advisors who are bound by agreements or duties of confidentiality) and has not engaged in any purchases or sales involving the securities of the Company (including, without limitation, any Short Sales (as defined below) involving the Company’s securities).  The Investor covenants that it will not engage in any purchases or sales involving the securities of the Company (including Short Sales) prior to the time that the transactions contemplated by this Agreement are publicly disclosed.  The Investor agrees that it will not use any of the Securities acquired pursuant to this Agreement to cover any short position in the Common Stock if doing so would be in violation of applicable securities laws.  For purposes hereof, “Short Sales” include, without limitation, all “short sales” as defined in Rule 200 promulgated under Regulation SHO under the Exchange Act, whether or not against the box, and all types of direct and indirect stock pledges, forward sales contracts, options, puts, calls, short sales, swaps, “put equivalent positions” (as defined in Rule 16a-1(h) under the Exchange Act) and similar arrangements (including on a total return basis), and sales and other transactions through non-US broker dealers or foreign regulated brokers.

5.           Survival of Representations, Warranties and Agreements; Third Party Beneficiary.  Notwithstanding any investigation made by any party to this Agreement or by the Placement Agents, all covenants, agreements, representations and warranties made by the Company, the Selling Stockholders and the Investor herein will survive the execution of this Agreement, the delivery to the Investor of the Securities being purchased and the payment therefor.  It is specifically agreed that each of the Placement Agents shall be a third party beneficiary with respect to the representations, warranties and agreements of the Investor in Section 4 hereof.

6.           Notices.  All notices, requests, consents and other communications hereunder will be in writing, will be mailed (a) if within the domestic United States by first-class registered or certified airmail, or nationally recognized overnight express courier, postage prepaid, or by facsimile or (b) if delivered from outside the United States, by International Federal Express or facsimile, and (c) will be deemed given (i) if delivered by first-class registered or certified mail domestic, three business days after so mailed, (ii) if delivered by nationally recognized overnight carrier, one business day after so mailed, (iii) if delivered by International Federal Express, two business days after so mailed and (iv) if delivered by facsimile, upon electronic confirmation of receipt and will be delivered and addressed as follows:

(a)           if to the Company, to:

Coffee Holding Co., Inc.
3475 Victory Boulevard
Staten Island, New York 10314
Attention: Andrew Gordon, Chief Executive Officer
Facsimile No.: (718) 832-0892

with copies (which shall not constitute notice) to:

Lowenstein Sandler PC
65 Livingston Avenue
Roseland, New Jersey 07068
Facsimile No.: (973) 597-2477
Attention:  Steven Skolnick, Esq.

(b)           if to the Investor, at its address on the Signature Page hereto, or at such other address or addresses as may have been furnished to the Company in writing.

7.           Changes.  This Agreement may not be modified or amended except pursuant to an instrument in writing signed by the Company, the Selling Stockholders and the Investor.

8.           Headings.  The headings of the various sections of this Agreement have been inserted for convenience of reference only and will not be deemed to be part of this Agreement.

9.           Severability.  In case any provision contained in this Agreement should be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein will not in any way be affected or impaired thereby.

10.           Governing Law.  This Agreement will be governed by, and construed in accordance with, the internal laws of the State of New York, without giving effect to the principles of conflicts of law that would require the application of the laws of any other jurisdiction.

11.           Counterparts.  This Agreement may be executed in two or more counterparts, each of which will constitute an original, but all of which, when taken together, will constitute but one instrument, and will become effective when one or more counterparts have been signed by each party hereto and delivered to the other parties.  Delivery of a signed counterpart of this Agreement by facsimile or other electronic transmission shall constitute valid and sufficient delivery thereof.  The Company, the Selling Stockholders and the Investor acknowledge and agree that the Company shall deliver its counterpart to the Investor along with the Prospectus Supplements (or the filing by the Company of an electronic version thereof with the Commission).

12.           Confirmation of Sale.  The Investor acknowledges and agrees that such Investor’s receipt of the Company’s and the Selling Stockholders' signed counterpart to this Agreement, together with the Prospectus Supplements (or the filing by the Company of an electronic version thereof with the Commission), shall constitute written confirmation of the Company’s and the Selling Stockholders' sale of the Securities to such Investor.

13.           Press Release.  The Company and the Investor agree that the Company shall, prior to the opening of the financial markets in New York City on the business day immediately after the date hereof: (a) issue a press release announcing the Offering and disclosing all material information regarding the Offering and (b) file a Current Report on Form 8-K with the Securities and Exchange Commission including a form of this Agreement as an exhibit thereto.

14.           Termination.  In the event that the Placement Agreement is terminated by the Placement Agents pursuant to the terms thereof, this Agreement shall terminate without any further action on the part of the parties hereto.

[Exhibit A (Investor Questionnaire) Follows]

EXHIBIT A

COFFEE HOLDING CO., INC.

INVESTOR QUESTIONNAIRE

Pursuant to Section 3 of Annex I to the Agreement, please provide us with the following information:

1.           The exact name that your Shares and Warrants are to be registered in.  You may use a nominee name if appropriate:

_____________________________________________________________________

2.           The relationship between the Investor and the registered holder listed in response to item 1 above:

_____________________________________________________________________

3.           The mailing address of the registered holder listed in response to item 1 above:

____________________________________________________
____________________________________________________
____________________________________________________
____________________________________________________
Fax: ________________________________________________

4.           The Social Security Number or Tax Identification Number of the registered holder listed in the response to item 1 above: _________________________________________

5.           Name of DTC Participant (broker-dealer at which the account or accounts to be credited with the Shares are maintained):

6.           DTC Participant Number: _________________________________________

7.           Name of Account at DTC Participant being credited with the Shares:

______________________________________________________________

8.           Account Number at DTC Participant being credited with the Shares:

EXHIBIT A

FORM OF WARRANT